                                                                   Exhibit 99.56

                       GE CAPITAL MORTGAGE SERVICES, INC.

                                  OCTOBER 1996

                               MONTHLY STATEMENT

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-14

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

Class 1-A1 ....   $    5.17891299             Class 2-A1 ....    $   13.70146106
                  ---------------                                ---------------
Class 1-A2 ....   $    4.94919086             Class 2-A2 ....    $    0.00000000
                  ---------------                                ---------------
Class 1-A3 ....   $    3.57898309             Class 2-A3 ....    $    0.00000000
                  ---------------                                ---------------
Class 1-A4 ....   $    3.57898330             Class 2-A4 ....    $    0.00000000
                  ---------------                                ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....    $    2.95762827
                  ---------------                                ---------------
Class 1-A6 ....   $    0.00000000             Class 2-PO ....    $    3.78613793
                  ---------------                                ---------------
Class 1-A7 ....   $    0.00000000             Class 2-M .....    $    2.95762967
                  ---------------                                ---------------
Class 1-A8 ....   $    0.62219403             Class 2-B1 ....    $    2.95762364
                  ---------------                                ---------------
Class 1-A9 ....   $    0.62219417             Class 2-B2 ....    $    2.95762581
                  ---------------                                ---------------
Class 1-PO ....   $    0.87607430             Class 2-B3 ....    $    2.95764493
                  ---------------                                ---------------
Class 1-M .....   $    0.62219354             Class 2-B4 ....    $    2.95765060
                  ---------------                                ---------------
Class 1-B1 ....   $    0.62219422             Class 2-B5 ....    $    2.95763333
                  ---------------                                ---------------
Class 1-B2 ....   $    0.62219326
                  ---------------
Class 1-B3 ....   $    0.62219422
                  ---------------
Class 1-B4 ....   $    0.62219262

                  ---------------
Class 1-B5 ....   $    0.62219786
                  ---------------
Class 1-R .....   $ 1000.00000000
                  ---------------

     Principal Prepayments included in the above principal distribution (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution Date):

Class 1-A1 ....   $    3.80354619             Class 2-A1 ....    $    6.37640993
                  ---------------                                ---------------
Class 1-A2 ....   $    3.63483149             Class 2-A2 ....    $    0.00000000
                  ---------------                                ---------------
Class 1-A3 ....   $    2.62851056             Class 2-A3 ....    $    0.00000000
                  ---------------                                ---------------
Class 1-A4 ....   $    2.62851071             Class 2-A4 ....    $    0.00000000
                  ---------------                                ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....    $    1.37642622
                  ---------------                                ---------------
Class 1-A6 ....   $    0.00000000             Class 2-PO ....    $    1.76199950
                  ---------------                                ---------------
Class 1-A7 ....   $    0.00000000             Class 2-M .....    $    0.00000000
                  ---------------                                ---------------
Class 1-A8 ....   $    0.45695762             Class 2-B1 ....    $    0.00000000
                  ---------------                                ---------------
Class 1-A9 ....   $    0.45695772             Class 2-B2 ....    $    0.00000000
                  ---------------                                ---------------
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Class 1-PO ....   $    0.64341476             Class 2-B3 ....    $    0.00000000
                  ---------------                                ---------------
Class 1-M .....   $    0.00000000             Class 2-B4 ....    $    0.00000000
                  ---------------                                ---------------
Class 1-B1 ....   $    0.00000000             Class 2-B5 ....    $    0.00000000
                  ---------------                                ---------------
Class 1-B2 ....   $    0.00000000
                  ---------------
Class 1-B3 ....   $    0.00000000
                  ---------------
Class 1-B4 ....   $    0.00000000
                  ---------------
Class 1-B5 ....   $    0.00000000
                  ---------------
Class 1-R .....   $  734.42944379
                  ---------------

     ii)  The amount of such distribution to the
          Certificateholders of each class, allocable to Interest; Pay-out Rate:

                    Class 1-A1 ....      $    6.25000000           7.50000000%
                                         ---------------      ---------------

                    Class 1-A2 ....      $    6.45833328           7.75000000%
                                         ---------------      ---------------
                    Class 1-A3 ....      $    6.04166726           7.25000000%
                                         ---------------      ---------------
                    Class 1-A4 ....      $    7.08333333           8.50000000%
                                         ---------------      ---------------
                    Class 1-A5 ....      $    6.35416670           7.62500000%
                                         ---------------      ---------------
                    Class 1-A6 ....      $    6.45833343           7.75000000%
                                         ---------------      ---------------
                    Class 1-A7 ....      $    6.45833329           7.75000000%
                                         ---------------      ---------------
                    Class 1-A8 ....      $    6.45833327           7.75000000%
                                         ---------------      ---------------
                    Class 1-A9 ....      $    6.45833378           7.75000000%
                                         ---------------      ---------------
                    Class 1-S .....      $    0.41001023           0.54479312%
                                         ---------------      ---------------
                    Class 1-M .....      $    6.45833333           7.75000000%
                                         ---------------      ---------------
                    Class 1-B1 ....      $    6.45833436           7.75000000%
                                         ---------------      ---------------
                    Class 1-B2 ....      $    6.45833292           7.75000000%
                                         ---------------      ---------------
                    Class 1-B3 ....      $    6.45833436           7.75000000%
                                         ---------------      ---------------
                    Class 1-B4 ....      $    6.45832992           7.75000000%
                                         ---------------      ---------------
                    Class 1-B5 ....      $    6.45833258           7.75000000%
                                         ---------------      ---------------
                    Class 1-R .....      $    6.50000000           7.75000000%
                                         ---------------      ---------------

                    Class 2-A1 ....      $    6.04166663           7.25000000%
                                         ---------------      ---------------
                    Class 2-A2 ....      $    6.04166658           7.25000000%
                                         ---------------      ---------------
                    Class 2-A3 ....      $    6.04166660           7.25000000%
                                         ---------------      ---------------
                    Class 2-A4 ....      $    6.04166695           7.25000000%
                                         ---------------      ---------------
                    Class 2-A5 ....      $    6.04166624           7.25000000%
                                         ---------------      ---------------
                    Class 2-S .....      $    0.52625836           0.67307035%
                                         ---------------      ---------------
                    Class 2-M .....      $    6.04166466           0.00000000%
                                         ---------------      ---------------
                    Class 2-B1 ....      $    6.04166466           7.25000000%
                                         ---------------      ---------------
                    Class 2-B2 ....      $    6.04166452           7.25000000%
                                         ---------------      ---------------
                    Class 2-B3 ....      $    6.04166667           7.25000000%
                                         ---------------      ---------------
                    Class 2-B4 ....      $    6.04168675           7.25000000%

                                         ---------------      ---------------
                    Class 2-B5 ....      $    6.04166260           7.25000000%
                                         ---------------      ---------------
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     iii) The amount of servicing                    Pool 1           Pool 2
          compensation received by the               ------           ------
          Company during the month
          preceding the month of
          distribution: .....................       24,251.39          5,390.38
                                              ---------------   ---------------

(b)  The amounts below are for the
     aggregate of all certificates.

     iv)  The Pool Scheduled Principal
          Balances:                           $324,653,821.03   $109,962,587.20
                                              ---------------   ---------------
          Number of Mortgage Loans:                      1119               356
                                              ---------------   ---------------

v)   The Class Certificate Principal
     Balance of each Class and the
     Certificate Principal Balance of a
     Single Certificate of each Class
     after giving effect to all
     distributions allocable to
     principal made on such Distribution
     Date and the allocation of Realized
     Losses (separately identified), if
     any, as of such Distribution Date:

                                           Aggregate               Single
                                        Principal Balance    Certificate Balance

                    Class 1-A1 ....      $ 50,994,528.92               994.82
                                         ---------------      ---------------
                    Class 1-A2 ....      $ 59,557,771.13               995.05
                                         ---------------      ---------------
                    Class 1-A3 ....      $  8,426,732.54               996.42
                                         ---------------      ---------------
                    Class 1-A4 ....      $ 30,254,331.33               996.42
                                         ---------------      ---------------
                    Class 1-A5 ....      $ 45,830,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A6 ....      $ 35,354,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A7 ....      $ 42,083,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A8 ....      $ 26,742,350.71               999.38
                                         ---------------      ---------------
                    Class 1-A9 ....      $  7,401,392.03               999.38

                                         ---------------      ---------------
                    Class 1-S .....      $293,156,322.91               997.60
                                         ---------------      ---------------
                    Class 1-PO ....      $    937,294.92               999.12
                                         ---------------      ---------------
                    Class 1-M .....      $  5,690,457.23               999.38
                                         ---------------      ---------------
                    Class 1-B1 ....      $  3,251,975.38               999.38
                                         ---------------      ---------------
                    Class 1-B2 ....      $  4,064,469.54               999.38
                                         ---------------      ---------------
                    Class 1-B3 ....      $  1,625,987.69               999.38
                                         ---------------      ---------------
                    Class 1-B4 ....      $    975,392.74               999.38
                                         ---------------      ---------------
                    Class 1-B5 ....      $  1,464,136.88               999.38
                                         ---------------      ---------------

                    Class 2-A1 ....      $ 40,685,801.03               986.30
                                         ---------------      ---------------
                    Class 2-A2 ....      $ 19,237,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A3 ....      $ 26,125,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A4 ....      $ 11,770,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A5 ....      $  7,772,942.33               997.04
                                         ---------------      ---------------
                    Class 2-S .....      $103,157,974.88               994.42
                                         ---------------      ---------------
                    Class 2-PO ....      $    237,767.01               996.21
                                         ---------------      ---------------
                    Class 2-M .....      $  1,653,096.25               997.04
                                         ---------------      ---------------
                    Class 2-B1 ....      $    826,548.13               997.04
                                         ---------------      ---------------
                    Class 2-B2 ....      $    772,707.84               997.04
                                         ---------------      ---------------
                    Class 2-B3 ....      $    275,183.69               997.04
                                         ---------------      ---------------
                    Class 2-B4 ....      $    165,509.03               997.04
                                         ---------------      ---------------
                    Class 2-B5 ....      $    441,031.88               997.04
                                         ---------------      ---------------

     vi)  The following pertains to any             Pool 1           Pool 2
          real estate acquired on behalf            ------           ------
          of Certificateholders:

          Book Value                          $          0.00   $          0.00
                                              ---------------   ---------------
          Unpaid Principal Balance            $          0.00   $          0.00
                                              ---------------   ---------------


          The aggregate number of Mortgage
          Loans included in the Principal
          Balance set forth above             $          0.00   $          0.00
                                              ---------------   ---------------

     vii) Aggregate number and aggregate
          Principal Balances of
          delinquent Mortgage Loans, as
          of the opening of business on
          the related Determination
          Date,

                                                    Loans      Principal Balance
                                                    -----      -----------------
        Pool 1...........
         *(1) *30-59 days                                   6   $  2,245,605.93
                                              ---------------   ---------------
          (2)  60-89 days                                   0   $          0.00
                                              ---------------   ---------------
          (3)  90 days or more                              0   $          0.00
                                              ---------------   ---------------
          (4)  in foreclosure                               0   $          0.00
                                              ---------------   ---------------

        Pool 2............
         *(1)  30-59 days                                   4   $  2,012,191.22
                                              ---------------   ---------------
          (2)  60-89 days                                   0   $          0.00
                                              ---------------   ---------------
          (3)  90 days or more                              0   $          0.00
                                              ---------------   ---------------
          (4)  in foreclosure                               0   $          0.00
                                              ---------------   ---------------

    viii) The aggregate number of
          replaced Mortgage loans and
          Scheduled Principal Balance:

          Pool 1 ..............................             0   $          0.00
                                              ---------------   ---------------
          Pool 2 ..............................             0   $          0.00
                                              ---------------   ---------------

     ix)  The aggregate number of
          modified Mortgage loans and
          Principal Balance:

          Pool 1 ..............................             0   $          0.00
                                              ---------------   ---------------
          Pool 2 ..............................             0   $          0.00
                                              ---------------   ---------------

     x)   Certificate Interest Rate of:


              Class 1-S Certificates: ...          0.544793%
                                            ---------------
              Class 2-S Certificates: ...          0.673070%
                                            ---------------

                                                     Pool 1           Pool 2
                                                     ------           ------

     xi)  Senior Percentage                       94.73475300%      96.24171500%
                                              ---------------   ---------------

     xii) Group I Senior Percentage               84.20459800%      89.17534300%
                                              ---------------   ---------------

    xiii) Group II Senior Percentage              10.53015500%       7.06637200%
                                              ---------------   ---------------

     xiv) Senior Prepayment Percentage           100.00000000%     100.00000000%
                                              ---------------   ---------------

     xv)  Group I Senior Prepayment Percentage   100.00000000%     100.00000000%
                                              ---------------   ---------------

     xvi) Group II Senior Prepayment Percentage    0.00000000%       0.00000000%
                                              ---------------   ---------------

    xvii) Junior Percentage                        5.26524700%       3.75828500%
                                              ---------------   ---------------

   xviii) Junior Prepayment Percentage             0.00000000%       0.00000000%
                                              ---------------   ---------------

* It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.